                                                                   EX-99.(d)(7)

                                  APPENDIX A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                            WELLS FARGO FUNDS TRUST

                               Funds Trust Funds
                         -----------------------------
                          Aggressive Allocation Fund
                               Asia Pacific Fund
                             Asset Allocation Fund
                                 Balanced Fund
                     California Limited-Term Tax-Free Fund
                           California Tax-Free Fund
                     California Tax-Free Money Market Fund
                    California Tax-Free Money Market Trust
                              Capital Growth Fund
                       Cash Investment Money Market Fund
                            Colorado Tax-Free Fund
                               Common Stock Fund
                         Conservative Allocation Fund
                              Corporate Bond Fund
                                Discovery Fund
                             Diversified Bond Fund
                            Diversified Equity Fund
                          Diversified Small Cap Fund
                             Dividend Income Fund
                          Emerging Markets Focus Fund
                            Endeavor Large Cap Fund
                             Endeavor Select Fund
                                Enterprise Fund
                               Equity Index Fund
                         Government Money Market Fund
                          Government Securities Fund
                             Growth Balanced Fund
                                  Growth Fund
                              Growth Equity Fund
                          Heritage Money Market Fund
                               High Income Fund
                             High Yield Bond Fund
                               Income Plus Fund
                      Intermediate Government Income Fund
                          Intermediate Tax-Free Fund
                             Large Cap Growth Fund
                      Liquidity Reserve Money Market Fund
                           Mid Cap Disciplined Fund
                              Mid Cap Growth Fund
                          Minnesota Money Market Fund
                            Minnesota Tax-Free Fund
                            Moderate Balanced Fund
                               Money Market Fund
                              Money Market Trust

                               Funds Trust Funds
                         -----------------------------
                              Municipal Bond Fund
                          Municipal Money Market Fund
                      National Limited-Term Tax-Free Fund
                            National Tax-Free Fund
                      National Tax-Free Money Market Fund
                     National Tax-Free Money Market Trust
                            Nebraska Tax-Free Fund
                               Opportunity Fund
                          Overland Express Sweep Fund
                      Prime Investment Money Market Fund
                                  Income Fund
                      Short Duration Government Bond Fund
                             Short-Term Bond Fund
                        Short-Term High Yield Bond Fund
                        Short-Term Municipal Bond Fund
                          Small Cap Disciplined Fund
                             Small Cap Growth Fund
                             Small Cap Value Fund
                           Small Mid/Cap Value Fund
                      Specialized Financial Services Fund
                             Strategic Income Fund
                        Treasury Plus Money Market Fund
                        Ultra-Short Duration Bond Fund
                         Ultra Short-Term Income Fund
                    Ultra Short-Term Municipal Income Fund
                                U.S. Value Fund
                WealthBuilder Conservative Allocation Portfolio
                        WealthBuilder Equity Portfolio
                        WealthBuilder Growth Allocation
                    WealthBuilder Growth Balanced Portfolio
                   WealthBuilder Moderate Balanced Portfolio
                    WealthBuilder Tactical Equity Portfolio
                            Wisconsin Tax-Free Fund
                        100% Treasury Money Market Fund

Most recent annual approval by the Board of Trustees: March 30, 2007 Appendix A amended: March 30, 2007

                                  SCHEDULE A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                 FEE AGREEMENT
                            WELLS FARGO FUNDS TRUST

   This fee agreement is made as of the 28/th/ day of July, 2003, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

   WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

   WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

   NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in Appendix A to Schedule A for each Fund listed in Appendix A.

   For the Aggressive Allocation Fund, Conservative Allocation Fund, Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund and Strategic Small Cap Value Fund, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund for the assets formerly invested in the following Portfolios:

           Name of Fund                             Sub-Advisory Rate
           ------------                             -----------------
           Emerging Growth Portfolio                First  100M 0.55%
                                                    Next   100M 0.50%
                                                    Over   200M 0.40%

           Equity Income Portfolio                  First  100M 0.35%
                                                    Next   100M 0.30%
                                                    Next   300M 0.20%
                                                    Over   500M 0.15%

           Index Portfolio                          First  100M 0.05%
                                                    Next   100M 0.03%
                                                    Over   200M 0.02%

           Small Cap Index Portfolio                First  100M 0.05%
                                                    Next   100M 0.03%
                                                    Over   200M 0.02%

           Strategic Small Cap Value Portfolio      First  200M 0.45%
                                                    Over   200M 0.40%

Provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

   However, the Sub-Adviser shall receive a fee as described in Appendix A to Schedule A of the assets of the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on
Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

   The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

                                  SCHEDULE A

                     WELLS CAPITAL MANAGEMENT INCORPORATED
                       INVESTMENT SUB-ADVISORY AGREEMENT

                                 FEE AGREEMENT
                            WELLS FARGO FUNDS TRUST

                                                         Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-----------------                                        ----------------------
Aggressive Allocation Fund                               First   250M    0.10
                                                         Over    250M    0.05

Asia Pacific Fund                                        First   100M    0.65
                                                         Next    100M    0.55
                                                         Over    200M    0.45

Asset Allocation Fund                                    First   100M    0.15
                                                         Next    100M   0.125
                                                         Over    200M    0.10

Balanced Fund                                            First   100M    0.25
                                                         Next    100M    0.20
                                                         Over    200M    0.15

California Limited-Term Tax-Free Fund                    First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

California Tax-Free Fund                                 First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

California Tax-Free Money Market Fund                    First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

California Tax-Free Money Market Trust                                   0.00

Capital Growth Fund                                      First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Cash Investment Money Market Fund                        First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Colorado Tax-Free Fund                                   First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Common Stock Fund                                        First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Conservative Allocation Fund                             First   250M    0.10
                                                         Over    250M    0.05

                                                         Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-----------------                                        ----------------------
Corporate Bond Fund                                      First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Discovery Fund                                           First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.35

Dividend Income Fund                                     First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Emerging Markets Focus Fund                              First   100M    0.65
                                                         Next    100M    0.55
                                                         Over    200M    0.45

Endeavor Large Cap Fund                                  First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Endeavor Select Fund                                     First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Enterprise Fund                                          First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Equity Index Fund                                        First   100M    0.05
                                                         Next    100M    0.03
                                                         Over    200M    0.02

Government Money Market Fund                             First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Government Securities Fund                               First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Growth Balanced Fund                                     First   250M    0.10
                                                         Over    250M    0.05

Growth Fund                                              First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Heritage Money Market Fund                               First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

High Income Fund                                         First   100M    0.35
                                                         Next    200M    0.30
                                                         Next    200M    0.25
                                                         Over    500M    0.20

                                                         Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-----------------                                        ----------------------
High Yield Bond Fund                                     First   100M    0.35
                                                         Next    200M    0.30
                                                         Next    200M    0.25
                                                         Over    500M    0.20

Income Plus Fund                                         First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Intermediate Government Income Fund                      First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Intermediate Tax-Free Fund                               First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Large Cap Growth Fund                                    First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

Liquidity Reserve Money Market Fund                      First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Mid Cap Disciplined Fund                                 First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Mid Cap Growth Fund                                      First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Minnesota Money Market Fund                              First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Minnesota Tax-Free Fund                                  First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Moderate Balanced Fund                                   First   250M    0.10
                                                         Over    250M    0.05

Money Market Fund                                        First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Money Market Trust                                                       0.00

Municipal Bond Fund                                      First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Municipal Money Market Fund                              First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

                                                         Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-----------------                                        ----------------------
National Limited-Term Tax-Free Fund                      First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

National Tax-Free Fund                                   First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

National Tax-Free Money Market Fund                      First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

National Tax-Free Money Market Trust                                     0.00

Nebraska Tax-Free Fund                                   First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

Opportunity Fund                                         First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Overland Express Sweep Fund                              First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Prime Investment Money Market Fund                       First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Short Duration Government Bond Fund                      First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

Short-Term Bond Fund                                     First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

Short-Term High Yield Bond Fund                          First   100M    0.35
                                                         Next    200M    0.30
                                                         Next    200M    0.25
                                                         Over    500M    0.20

Short-Term Municipal Bond Fund                           First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

Small Cap Disciplined Fund                               First   100M    0.55
                                                         Next    100M    0.50
                                                         Over    200M    0.40

Small Cap Growth Fund                                    First   100M    0.55
                                                         Next    100M    0.50
                                                         Over    200M    0.40

Small Cap Value Fund                                     First   100M    0.55
                                                         Next    100M    0.50
                                                         Over    200M    0.40

Small Mid/Cap Value Fund                                 First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.35

                                                         Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-----------------                                        ----------------------
Specialized Financial Services Fund                      First   100M    0.45
                                                         Next    100M    0.40
                                                         Over    200M    0.30

Strategic Income Fund                                    First   100M    0.35
                                                         Next    200M    0.30
                                                         Next    200M    0.25
                                                         Over    500M    0.20

Treasury Plus Money Market Fund                          First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Ultra-Short Duration Bond Fund                           First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

Ultra Short-Term Income Fund                             First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

Ultra Short-Term Municipal Income Fund                   First   100M    0.15
                                                         Next    200M    0.10
                                                         Over    300M    0.05

U.S. Value Fund                                          First   100M    0.35
                                                         Next    100M    0.30
                                                         Next    300M    0.20
                                                         Over    500M    0.15

WealthBuilder Conservative Allocation Portfolio                          0.15

WealthBuilder Equity Portfolio                                           0.15

WealthBuilder Growth Allocation Portfolio                                0.15

WealthBuilder Growth Balanced Portfolio                                  0.15

WealthBuilder Moderate Balanced Portfolio                                0.15

WealthBuilder Tactical Equity Portfolio                                  0.15

Wisconsin Tax-Free Fund                                  First   100M    0.20
                                                         Next    200M   0.175
                                                         Next    200M    0.15
                                                         Over    500M    0.10

100% Treasury Money Market Fund                          First     1B    0.05
                                                         Next      2B    0.03
                                                         Next      3B    0.02
                                                         Over      6B    0.01

Most recent annual approval by the Board of Trustees: March 30, 2007 Schedule A amended: March 30, 2007

   The foregoing fee schedule is agreed to as of March 30, 2007 and shall remain in effect until changed in writing by the parties.

                                         WELLS FARGO FUNDS MANAGEMENT, LLC

                                         By: /s/ Andrew Owen
                                             ----------------------------------
                                             Andrew Owen
                                             Executive Vice President

                                         WELLS CAPITAL MANAGEMENT INCORPORATED

                                         By: /s/ David O'Keefe
                                             ----------------------------------
                                             David O'Keefe
                                             Chief Financial Officer